SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 12, 2003
 Date of Report (Date of earliest event reported)

SPEIZMAN INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
 (State or other jurisdiction of incorporation)

0-8544	56-090212
(Commission File No.)	(I.R.S. Employer Identification Number)

701 Griffith Road Charlotte, NC 28217	28217
(Address of Principal Executive Offices)	(Zip Code)

(704) 559-5777
 (Registrant’s Telephone Number, Including Area Code)

Item 7.	Financial Statements and Exhibits.

	(c)	Exhibits

Exhibit 99.1		Press Release dated May 12, 2003 titled “Speizman Industries, Inc. Third Fiscal Quarter 2003 Results.”

Item 9.	Regulation FD Disclosure (Including Information Furnished Pursuant to Item 12 “Results of Operations and Financial Condition”)

Speizman Industries, Inc. (Speizman) today issued a press release reporting financial results for the third fiscal quarter ended March 29, 2003. The press release is attached hereto as Exhibit 99.1.

Pursuant to interim guidance from the Securities and Exchange Commission, this information is also deemed furnished under new Item 12 "Results of Operations and Financial Condition" of Form 8-K.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEIZMAN INDUSTRIES, INC.

By: /s/ Paul R. M. Demmink
Paul R. M. Demmink
Chief Financial Officer

Date: May 12, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 12, 2003 issued by the Company.

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